Consolidated Statement of Other Comprehensive (Loss) Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Consolidated Statement of Other Comprehensive (Loss) Income
Net (loss) income for the year	$ (8,722)	$ 917,093	$ (33,336)
Other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods:
Change in fair value of available-for-sale financial assets		(218)	116
Exchange differences on translation of foreign operations	(4,154)	129,673	(4,896)
Net other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods	(4,154)	129,455	(4,780)
Other comprehensive (loss) income	(4,154)	129,455	(4,780)
Total comprehensive (loss) income	(12,876)	1,046,548	(38,116)
Attributable to:
Equity holders of the Parent	$ (12,876)	$ 1,046,548	$ (38,116)